                                                         Exhibit 10.4
                                               Chicago Mercantile Exchange Inc.
                                              Registration Statement on Form S-4



                          CHICAGO MERCANTILE EXCHANGE
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                     --------------------------------------

                               TABLE OF CONTENTS
                               -----------------

SECTION 1.................................................................   1
     General..............................................................   1
          1.1.  History, Purpose and Effective Date.......................   1
          1.2.  Administration............................................   1
          1.3.  Plan Year.................................................   1
          1.4.  Source of Benefit Payments................................   1
          1.5.  Expenses..................................................   2
          1.6.  Effect on Other Benefit Plans.............................   2
          1.7.  Applicable Laws...........................................   2
          1.8.  Gender and Number.........................................   2
          1.9.  Notices...................................................   2
          1.10. Evidence..................................................   2
          1.11. Action by Exchange........................................   2

SECTION 2.................................................................   3
     Participation........................................................   3
          2.1.  Participant...............................................   3
          2.2.  Plan Not Contract of Employment...........................   3

SECTION 3.................................................................   3
     Plan Benefits........................................................   3
          3.1.  Deferred Compensation Accounts............................   3
          3.2.  Deferred Compensation Credits.............................   3
          3.3.  Adjustment of Accounts....................................   3

SECTION 4.................................................................   4
     Payment of Plan Benefits.............................................   4
          4.1.  Vesting...................................................   4
          4.2.  Termination of Employment.................................   4
          4.3.  Hardship Distribution.....................................   4
          4.4.  Designation of Beneficiary................................   5
          4.5.  Distributions to Disabled Persons.........................   5
          4.6.  Benefits May Not be Assigned..............................   5
          4.7.  Withholding for Tax Liability.............................   6

SECTION 5.................................................................   6
     Amendment and Termination............................................   6
          5.1.  Administrative Amendments.................................   6
          5.2.  Amendment and Termination.................................   6

                          CHICAGO MERCANTILE EXCHANGE
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                    --------------------------------------

                                   SECTION 1
                                   ---------

                                    General
                                    -------

     1.1. History, Purpose and Effective Date. Chicago Mercantile Exchange Supplemental Executive Retirement Plan (the "Plan") has been established by Chicago Mercantile Exchange, an Illinois not-for-profit corporation (the "Exchange"), effective as of January 1, 1993 (the "Effective Date") so that it may provide its eligible key management employees with an opportunity to receive additional retirement income from the Exchange. The Plan is intended to constitute a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 ("ERISA").

     1.2. Administration. The Exchange is the Plan Administrator of the Plan. The Plan Administrator may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such delegation may be revoked at any time. Until the Plan Administrator takes action to the contrary, the President of the Exchange shall be delegated the power and responsibility to take all actions assigned to or permitted to be taken by the Plan Administrator under sections 3 and 4 hereof. The Secretary of the Exchange (or, on behalf of the Secretary of the Exchange, any corporate Secretary or Assistant Secretary) shall certify to any interested person the names of the employees of the Exchange who are, from time to time, authorized to act on behalf of the Plan Administrator and who are responsible for the day-to-day operation and administration of the Plan. Any interpretation of the Plan by the Plan Administrator and any decision made by the Plan Administrator or its delegate on any other matter within its discretion is final and binding on all persons.

     1.3.  Plan Year. The term "Plan Year" means the calendar year.

     1.4. Source of Benefit Payments. Subject to the terms and conditions of the Plan, any amount payable to or on account of a Participant under this Plan shall be paid from the general assets of the Exchange or from one or more trusts, the assets of which are subject to the claims of the Exchange's general creditors. The amounts payable hereunder shall be reflected on the accounting records of the Exchange but shall not be construed to create, or require the creation of, a trust, custodial or escrow account. None of the individuals entitled to benefits under the

Plan shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Exchange or to any investment reserves, accounts, trusts or funds that the Exchange may purchase, establish or accumulate to aid in providing the benefits under the Plan, and any rights of such individuals under the Plan or any such reserves, accounts, trusts or funds shall constitute unsecured contractual rights only. Nothing contained in the Plan shall constitute a guarantee by the Exchange that the assets of the Exchange shall be sufficient to pay any benefits to any person. Nothing contained in the Plan and no action taken pursuant to its provisions shall create a trust or fiduciary relationship of any kind between the Exchange and an employee or any other person.

     1.5. Expenses. The expenses of administering the Plan shall be borne by the Exchange.

     1.6. Effect on Other Benefit Plans. Any amounts credited or paid under this Plan shall not be considered to be compensation for the purposes of any qualified plan (within the meaning of section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code")) maintained by the Exchange. The treatment of such amounts under other employee benefit plans shall be pursuant to the provisions of such plans.

     1.7. Applicable Laws. The Plan shall be construed and administered in accordance with the internal laws of the State of Illinois.

     1.8. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     1.9. Notices. Any notice or document required to be given to or filed with the Plan Administrator will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Secretary of the Exchange, at its principal executive offices. The Plan Administrator may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan may be waived by the person entitled to notice.

     1.10. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     1.11. Action by Exchange. Any action required or permitted to be taken by the Exchange shall be by resolution of its Board of Governors, or by a duly authorized officer of the Exchange.

                                   SECTION 2
                                   ---------

                                 Participation
                                 -------------

     2.1. Participant. The key employees eligible to participate in the Plan and the conditions for such participation shall be established, from time to time, by the Exchange; provided, however, that Participants shall be limited to a select group of management or highly compensated employees within the meaning of sections 201(l), 301(a)(2) and 401(a)(1) of ERISA. If the Exchange determines that participation by one or more Participants shall cause the Plan to be subject to Part 2, 3 or 4 of Title I of ERISA, the entire interest of such Participant or Participants under the Plan shall be immediately paid to such Participant or shall otherwise be segregated from the Plan in the discretion of the Exchange, and such Participant or Participants shall cease to have any interest under the Plan.

     2.2. Plan Not Contract of Employment. The Plan does not constitute a contract of employment, and participation in the Plan will not give any employee the right to be retained in the employ of the Exchange nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.


                                   SECTION 3
                                   ---------

                                 Plan Benefits
                                 -------------

     3.1. Deferred Compensation Accounts. The Plan Administrator shall maintain, or cause to be maintained, an Account in the name of each Participant which shall reflect the sum of the following amounts:

     (a) the amount of "Deferred Compensation Credits" to be credited to the Participant's Account in accordance with subsection 3.2; and

     (b) the assumed rate of earnings to be credited to the Participant's Account in accordance with subsection 3.3.

     3.2. Deferred Compensation Credits. From time to time, the Executive Committee of the Exchange shall determine, in its sole discretion, a uniform percentage (if any) of base earnings that shall be awarded to each Participant as Deferred Compensation Credits. The amount of Deferred Compensation Credits awarded to a participant shall be credited to his Account as of the first business day of the next Plan Year quarter.

     3.3. Adjustment of Accounts. The amounts credited to a Participant's Account in accordance with subsection 3.2 shall be adjusted from time to time in accordance with uniform procedures established by the Plan Administrator to reflect the value of an investment equal to the Participant's Account balance in one or more assumed investments that the Plan Administrator offers from time to time, and which the Participant directs the Plan Administrator to use for purposes of adjusting his Account. Such amount shall be determined without regard to taxes that would be payable with respect to any such assumed investment. The Plan Administrator may eliminate any assumed investment alternative at any time; provided, however, that the Plan Administrator may not retroactively eliminate any assumed investment alternative. To the extent permitted by the Plan Administrator, the Participant may elect to have different portions of his Account balance for any period adjusted on the basis of different assumed investments. Notwithstanding the election by Participants of certain assumed investments and the adjustment of their Accounts based on such investment decisions, the Plan does not require, and no trust or other instrument maintained in connection with the Plan shall require, that any assets or amounts which are set aside in trust or otherwise for the purpose of paying Plan benefits shall actually be invested in the investment alternatives selected by Participants.

                                   SECTION 4
                                   ---------

                           Payment of Plan Benefits
                           ------------------------

     4.1. Vesting. A Participant shall have at all times a fully vested and nonforfeitable interest in the amounts theretofore credited or required to be credited to his Account under Section 3.

     4.2. Termination of Employment. After a Participant's death or termination of active employment, the Participant's entire Account balance shall be paid in cash or in kind to or on account of the Participant as follows:

     (a) in a single lump sum payment as soon as practicable after his death or other termination date occurs or

     (b) if elected by the Participant, in annual installments over a period of 5 or fewer years; provided, however, that any such election by a Participant who resigns or is dismissed prior to his retirement date (within the meaning of the Exchange's cash balance pension plan) shall require the consent of the Exchange.

     4.3. Hardship Distributions. The Plan Administrator may, pursuant to rules adopted by it and applied in a uniform manner, accelerate the date of distribution of a Participant's Account because of Hardship at any time. "Hardship" shall mean an unforeseeable, severe financial condition resulting from (a) a sudden and unexpected illness or accident of the Participant or his dependent (as defined in section 152(a) of the Code); (b) loss of the Participant's property due to casualty; or (c) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, but which may not be relieved through other available resources of the Participant, as determined by the Plan Administrator in accordance with uniform rules adopted by it.

     4.4. Designation of Beneficiary. Each Participant from time to time, by signing a form furnished by the Plan Administrator, may designate any legal or natural person or persons (who may be designated contingently or successively) to whom his benefits under the Plan are to be paid if he dies before he receives all of his benefits. A beneficiary designation form will be effective only when the signed form is filed with the Plan Administrator while the Participant is alive and will cancel all beneficiary designation forms filed earlier. Except as otherwise specifically provided in this subsection 4.4, if a deceased Participant failed to designate a beneficiary as provided above, or if the designated beneficiary of a deceased Participant dies before him or before complete payment of the Participant's benefits, his benefits shall be paid to the legal representative or representatives of the estate of the last to die of the Participant and his designated beneficiary.

     4.5. Distributions to Disabled Persons. Not withstanding the provisions of this Section 4, if, in the Plan Administrator's opinion, a Participant or beneficiary is under a legal disability or is in any way incapacitated so as to be unable to manage his financial affairs, the Plan Administrator may direct that payment be made to a relative or friend of such person for his benefit until claim is made by a conservator or other person legally charged with the care of his person or his estate, and such payment shall be in lieu of any such payment to such Participant or beneficiary. Thereafter, any benefits under the Plan to which such Participant or beneficiary is entitled shall be paid to such conservator or other person legally charged with the care of his person or his estate.

     4.6. Benefits May Not be Assigned. Neither the Participant nor any other person shall have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part hereof, which are expressly declared to be unassignable and non-transferable. No part of the amounts payable shall be, prior to actual payment, subject to seizure or sequestration for payment of any debts, judgements, alimony or separate maintenance owed by the Participant or any other person, or be transferred by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

     4.7. Withholding for Tax Liability. The Exchange may withhold or cause to be withheld from any payment of benefits made pursuant to the Plan any taxes required to be withheld and such sum as the Exchange may reasonably estimate to be necessary to cover any taxes for which the Exchange may be liable and which may be assessed with regard to such payment.

                                   SECTION 5
                                   ---------

                           Amendment and Termination
                           -------------------------

     5.1. Administrative Amendments. The President of the Exchange may make minor or administrative amendments to the Plan.

     5.2. Amendment and Termination. The Exchange may amend or terminate the Plan at any time; provided that it has made adequate provisions for any amount payable by it under the terms of the Plan as in effect on the date it terminates the Plan. Upon termination of the Plan, the Exchange may, in its discretion applied in a uniform manner to all Participants, cause a lump sum payment of all benefits for all Participants at substantially the same time.

     Dated this 23rd day of July, 1993.

                                CHICAGO MERCANTILE EXCHANGE



                                By /s/ Gerald Beyer
                                  ----------------------------------
                                Its Executive V.P. & CFO
                                   ---------------------------------

                                FIRST AMENDMENT
                                       TO
                          CHICAGO MERCANTILE EXCHANGE
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                    --------------------------------------

     Pursuant to the authority reserved to the Chicago Mercantile Exchange (the "Exchange") by subsection 5.2 of the Chicago Mercantile Exchange Supplemental Executive Retirement Plan (the "Plan") and exercised by the Executive Committee of its Board of Governors, the Plan is amended, effective as of January 1, 1997, in the following particulars:

     1.  By substituting the following for subsection 3.2 of the Plan:

     "3.2. Deferred Compensation Credits. Unless otherwise determined by the Executive Committee of the Exchange, for each Plan Year beginning on or after January 1, 1996, 8 percent of each Participant's base earnings and bonus paid in such Plan Year shall be awarded as Deferred Compensation Credits. The amount of Deferred Compensation Credits awarded to a Participant for any such Plan Year shall be credited to his Account as of the first business day of the next following Plan Year."

     2.   By substituting the following for Section 4 of the Plan:

                             "SECTION 4
                             ----------

                     Payment of Plan Benefits
                     ------------------------

     4.1. Vesting. A Participant shall have at all times a fully vested and nonforfeitable interest in (i) the amount of any Deferred Compensation Credits credited to the Participant's Account as of December 31, 1996, and (ii) any assumed investment adjustment theretofore or thereafter credited with respect to such Deferred Compensation Credits under subsection 3.3. A Participant shall have a fully vested and nonforfeitable interest in the amount of any Deferred Compensation Credits credited to the Participant's Account in accordance with subsection 3.2 as of the first business day of any Plan Year beginning on or after January 1, 1997 ("Post-1996 Credits"), and any assumed investment adjustments thereon, as of the last day of the fourth Plan Year following the Plan Year as of which such Deferred day Credits are credited to the Participant's Account. Prior thereto, the amount of any Post-1996 Credits (and any assumed investment adjustments thereon) shall be vested and nonforfeitable as of the last day of the Plan Year that follows the Plan Year as of which such Post-1996 Credits were credited to the Participant's Account by the number of Plan Years determined in accordance with the following schedule:

Number of Plan Years following the         The vested percentage
Plan Year as of which the  Post-1996       shall be
Credits were credited to his Account       ---------------------
------------------------------------
three Plan Years                              66 2/3%
two Plan Years                                33 1/3%
one Plan Year                                      0%

     4.2.  Accelerated Vesting. Notwithstanding the provisions of subsection
4.1, if a Participant's termination of active employment with the Exchange occurs on account of his death, retirement after attaining age 55 years and completing 15 years of continuous service with the Exchange, or disability, the amount of any Post-1996 Credits (and any assumed investment adjustments thereon) not theretofore vested shall be vested and nonforfeitable as of the last day of the Plan Year that follows the Plan Year as of which such Post-1996 Credits were credited to the Participant's Account by the number of Plan Years determined in accordance with the following schedule (in lieu of the schedule in subsection
4.1):

Number of Plan Years following             The vested percentage
the Plan Year as of which the              shall be
Post-1996 Credits were credited            ----------------------
to his Account
-------------------------------
four Plan Years                               100%
three Plan Years                               80%
two Plan Years                                 60%
one Plan Year                                  40%

If a Participant's termination of active employment occurs under this subsection 4.2, the portion of any Post-1996 Credits (and any investment adjustments thereon) that are not theretofore vested in accordance with subsection 4.1 or the foregoing provisions of this subsection 4.2 and which shall be vested and nonforfeitable as of the last day of the Plan Year in which credited to the Participant's Account shall be twenty percent (20%).

     4.3. Termination of Employment. After a Participant's death or termination of active employment, the vested portion of the Participant's Account balance shall be paid in cash or in kind to or on account of the Participant as follows:

     (a) in a single lump sum payment as soon as practicable after his death or other termination date occurs, or

     (b) if elected by the Participant, in annual installments over a period of 5 or fewer years; provided, however, that any such election by a Participant who resigns or is dismissed prior to his retirement date (within the meaning of the Exchange's cash balance pension plan) shall require the consent of the Exchange.

Any portion of his Account balance that is not vested in accordance with subsection 4.1 or 4.2 at his termination of active employment shall be forfeited.

     4.4. Hardship Distributions. The Plan Administrator may, pursuant to rules adopted by it and applied in a uniform manner, accelerate the date of distribution of a Participant's vested Account because of Hardship at any time. "Hardship" shall mean an unforeseeable, severe financial condition resulting from (a) a sudden and unexpected illness or accident of the Participant or his dependent (as defined in section 152(a) of the Code); (b) loss of the Participant's property due to casualty; or (c) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, but which may not be relieved through other available resources of the Participant, as determined by the Plan Administrator in accordance with uniform rules adopted by it.

     4.5. Designation of Beneficiary. Each Participant from time to time, by signing a form furnished by the Plan Administrator, may designate any legal or natural person or persons (who may be designated contingently or successively) to whom his vested benefits under the Plan are to be paid if he dies before he receives all of his vested benefits. A beneficiary designation form will be effective only when the signed form is filed with the Plan Administrator while the Participant is alive and will cancel all beneficiary designation forms filed earlier. Except as otherwise specifically provided in this subsection 4.5, if a deceased Participant failed to designate a beneficiary as provided above, or if the designated beneficiary of a deceased Participant dies before him or before complete payment of the Participant's benefits, his benefits shall be paid to the legal representative or representatives of the estate of the last to die of the Participant and his designated beneficiary.

     4.6. Distributions to Disabled Persons. Notwithstanding the provisions of this Section 4, if, in the Plan Administrator's opinion, a Participant or beneficiary is under a legal disability or is in any way incapacitated so as to be unable to manage his financial affairs, the Plan Administrator may direct that payment be made to a relative or friend of such person for his benefit until claim is made by a conservator or other person legally charged with the care of his person or his estate, and such payment shall be in lieu of any such payment to such Participant or beneficiary. Thereafter, any benefits under the Plan to which such Participant or beneficiary is entitled shall be paid to such conservator or other person legally charged with the care of his person or his estate.

     4.7. Benefits May Not be Assigned. Neither the Participant nor any other person shall have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part hereof, which are expressly declared to be unassignable and non-transferable. No part of the amounts payable shall be, prior to actual payment, subject to seizure or sequestration for payment of any debts, judgements, alimony or separate maintenance owed by the Participant or any other person, or be transferred by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

     4.8. Withholding for Tax Liability. The Exchange may withhold or cause to be withheld from any payment of benefits made pursuant to the Plan any taxes required to be withheld and such sum as the Exchange may reasonably estimate to be necessary to cover any taxes for which the Exchange may be liable and which may be assessed with regard to such payment."

     IN WITNESS WHEREOF, the undersigned officer of the Exchange has caused these presents to be executed on behalf of the Exchange this 31st day of December, 1996.

                              CHICAGO MERCANTILE EXCHANGE

                              By /s/ Paul B. O'Kelly,
                                 ----------------------------------------------
                                 Its Senior Vice President and General Counsel
                                     ------------------------------------------

                               SECOND AMENDMENT
                                    TO THE
                          CHICAGO MERCANTILE EXCHANGE
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     Pursuant to the authority given to the President of the Exchange in Section
5.1 of the Plan to make minor or administrative Plan amendments, the Plan is amended, effective December 1, 1997, in the following ways:

     1.   By substituting the following text for subsection 4.1 of the Plan:

     "4.1. Vesting. A Participant shall have at all times a fully vested and nonforfeitable interest in (i) the amount of any Deferred Compensation Credits credited to the Participant's Account as of December 31, 1996, and (ii) any assumed investment adjustment theretofore or thereafter credited with respect to such Deferred Compensation Credits under subsection 3.3. A Participant shall have a fully vested and nonforfeitable interest in the amount of any Deferred Compensation Credits credited to the Participant's Account in accordance with subsection 3.2 as of the first business day of any Plan Year beginning on or after January 1, 1997 ("Post-1996 Credits"), and any assumed investment adjustments thereon, as of December 10 of the fourth Plan Year following the Plan Year as of which such Deferred Compensation Credits are credited to the Participant's Account. Prior thereto, the amount of any Post-1996 Credits (and any assumed investment adjustments thereon) shall be vested and nonforfeitable as of December 10 of the Plan Year that follows the Plan Year as of which such Post-1996 Credits were credited to the Participant's Account by the number of Plan Years determined in accordance with the following schedule:

     Number of Plan Years following the      The vested percentage shall be
     Plan Year as of which the Post-1996     ------------------------------
     Credits were credited to his Account
     ------------------------------------

     Three Plan Years                        66 2/3%
     Two Plan Years                          33 1/3%
     One Plan Year                            0%"

     2.   By substituting the following text for subsection 4.2 of the Plan:

     "4.2. Accelerated Vesting. Notwithstanding the provisions of subsection 4.1, if a Participant's termination of active employment with the Exchange occurs on account of his death, retirement after attaining age 55 years and completing 15 years of continuous service with the Exchange, or disability, the amount of any Post-1996 Credits (and any assumed investment adjustments thereon) not theretofore vested shall be vested and nonforfeitable as of December 10 of the Plan Year that follows the Plan Year as of which such Post-1996 Credits were credited to the Participant's Account by the number of Plan Years determined in accordance with the following schedule (in lieu of the schedule in subsection 4.1):

     Number of Plan Years following the      The vested percentage shall be
     Plan Year as of which the Post-1996     ------------------------------
     Credits were credited to his Account
     ------------------------------------

     Four Plan Years                         100%
     Three Plan Years                         80%
     Two Plan Years                           60%
     One Plan Year                            40%

If a Participant's termination of active employment occurs under this subsection 4.2, the portion of any Post-1996 Credits (and any investment adjustments thereon) that are not theretofore vested in accordance with subsection 4.1 or the foregoing provisions of this subsection 4.2 and which shall be vested and nonforfeitable as of December 10 of the Plan Year in which credited to the Participant's Account shall be twenty percent (20%)."

     The undersigned officer of the Exchange has caused this amendment to be executed on behalf of the President of the Exchange this 14th day of January, 1998.

                          CHICAGO MERCANTILE EXCHANGE

                          By: /s/ Paul B. O'Kelly
                              ---------------------------------------

                          Its:  Senior Vice President and General Counsel

                               THIRD AMENDMENT
                                      TO
                          CHICAGO MERCANTILE EXCHANGE
                   SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                   ----------------------------------------

     By virtue and in exercise of the amending authority reserved to the Chicago Mercantile Exchange (the "Exchange") by the provisions of subsection 5.2 of the Chicago Mercantile Exchange Supplemental Executive Retirement Plan (the "Plan"), and pursuant to the authority delegated to the undersigned officer of the Exchange by resolutions of its Board of Directors adopted on November 4, 1998 and November 16, 1998, the Plan is amended, effective as of November 16, 1998, by adding the following new subsections to the Plan to follow immediately after subsection 4.8 thereof.

     "4.9. Cash-Out Election. Prior to a Participant's termination of active employment with the Exchange, the Participant may make a one-time election (a 'Cash-Out Election') to have the entire nonforfeitable balance of his Account distributed to him, in a single lump sum payment, in cash, within 15 days following the date that such election is filed with the Exchange, subject to the following:

     (a) The Participant's nonforfeitable Account balance shall be determined under subsection 4.1 of the Plan as though the Participant had terminated from the employ of the Exchange on the date on which the Cash-Out Election is filed and, for this purpose, the accelerated vesting provisions of subsection 4.2 shall not apply even if the Participant has attained age 55 and completed 15 years of continuous service with the Exchange at the time of his election.

     (b) The amount actually distributed to an electing Participant under this subsection 4.9 shall be equal to the Participant's nonforfeitable Account balance determined under subparagraph (a) next above, reduced by a penalty amount equal to 10 percent of such nonforfeitable Account balance. The 10 percent penalty amount shall be deducted from the Participant's Account and forfeited. The portion of the Participant's Account balance that is not distributable by reason of subsection 4.1 or 4.2 shall then be treated as set forth in subsection 4.10.

     (c) A Participant's Cash-Out Election shall not be effective unless the Participant makes a corresponding election under the Chicago Mercantile Exchange Senior Management Supplemental Deferred Savings Plan.

     4.10. Forfeitures and Adjustments for Partial Distributions. In the event that a Hardship Distribution under subsection 4.4 or a distribution pursuant to a Cash-Out Election under subsection 4.9 is made with respect to any Participant, the portion of his Account balance that is not distributable by reason of subsection 4.1 or 4.2 (but not any vested amount that is forfeited as a penalty under subsection 4.9) shall be credited to a "Subaccount" maintained in the

Participant's name which shall be adjusted from time to time in accordance with subsection 3.3 based on the assumed investment alternatives selected by the Participant thereunder. Upon the Participant's subsequent termination of employment or any subsequent distribution to the Participant, the balance in his Subaccount shall be treated as follows:

     (a) If the Participant's subsequent termination of employment or distribution occurs after such Subaccount is fully vested and nonforfeitable in accordance with subsection 4.1 or 4.2, the balance of such Subaccount shall be distributable to or on behalf of the Participant in accordance with Section 4.

     (b) If the Participant's subsequent termination of employment or distribution occurs before the balance of the Subaccount is fully vested, the nonforfeitable balance in the Subaccount shall be an amount determined as follows:

          (i) first, an amount equal to the nonforfeitable balance of his Account at the time of the previous Hardship Distribution or Cash-out Election (including the 10 percent penalty amount in the case of a Cash-out Election) shall be added to his Subaccount balance;

          (ii)    next, his Subaccount balance, as adjusted under subparagraph
                  (i) next above, shall be reduced to an amount equal to the product of such balance multiplied by his vested percentage determined under subsection 4.1 or 4.2, as applicable, at the time of the subsequent termination or distribution; and

          (iii) finally, the adjusted Subaccount balance, as determined under subparagraph (ii) next above, shall be reduced (but not below zero) by an amount equal to the amount added to his Subaccount balance under subparagraph (i) next above.

           The amount determined after the foregoing adjustments shall be nonforfeitable and distributable to or for his benefit in accordance with Section 4. The portion of his Subaccount balance, if any, which is not vested in accordance with this subsection 4.10 shall be forfeited if the Participant has terminated active employment with the Exchange, or, if the Participant's employment has not terminated, shall continue to be adjusted in accordance with subsection 3.3, and shall be further adjusted under this subsection 4.10 upon the Participant's subsequent termination of employment or any subsequent distribution in accordance with the terms of the Plan.

Notwithstanding the foregoing provisions of this subsection 4.9, and without limiting the amending authority reserved to the Exchange by the provisions of
Section 5 of the Plan, the Exchange may amend this subsection 4.9 at any time and in any respect, even as to amounts previously credited to a Participant's Account, to the extent that the Exchange determines that such amendment is necessary or desirable by reason of any change in tax laws or regulations or interpretations thereof; provided, however, that no such amendment shall apply with respect to amounts actually distributed under this subsection 4.9 before the later of the date on which the amendment is adopted or effective."

     IN WITNESS WHEREOF, the undersigned officer of the Exchange has caused
these presents to be executed on behalf of the Exchange this   day of December,
1998.

                                CHICAGO MERCANTILE EXCHANGE


                                By /s/ Craig S. Donohue
                                   ------------------------------------

                                  Its SVP & General Counsel
                                      ---------------------------------

                                                         Exhibit 10-
                                               Chicago Mercantile Exchange Inc.
                                              Registration Statement on Form S-4


                          CHICAGO MERCANTILE EXCHANGE
                    SUPPLEMENTAL EXECUTIVE RETIREMENT TRUST
                    ---------------------------------------

                               TABLE OF CONTENTS
                               -----------------

ARTICLE                                                                    PAGE
-------                                                                    ----
I    The Trust and the Plan ..............................................    2
          Establishment of Trust .........................................    2
          Irrevocability .................................................    2
          Name ...........................................................    2
          Plan ...........................................................    2
          Plan Administrator .............................................    2

II   Management and Control of Trust Fund Assets..........................    2
          The Trust Fund .................................................    2
          Trust Contributions ............................................    2
          Investment Guidelines ..........................................    2
          General Powers .................................................    3

III  Accounting and Distribution of Trust Assets..........................    4
          Statement of Account ...........................................    4
          Benefit Payments ...............................................    5
          Participant Subaccounts.........................................    5

IV   Compensation, Expenses and Liability ................................    6
          Compensation and Expenses ......................................    6
          Liability of Trustee ...........................................    6

V    Trust Fund Assets ...................................................    6
          Use of Trust Assets ............................................    6
          Claims of Creditors ............................................    6
          Claims of Participants .........................................    8
          Spendthrift Clause .............................................    8
          No Funding Requirement .........................................    8

VI   Tax Matters .........................................................    8
          Nature of Trust ................................................    8
          Federal and State Reporting Requirements .......................    8

VII  Miscellaneous .......................................................    9
          Disagreement as to Acts ........................................    9
          Persons Dealing With Trustee ...................................    9
          Evidence .......................................................    9
          Waiver of Notice ...............................................    9
          Counterparts ...................................................    9
          Governing Laws .................................................    9
          Successors, Etc. ...............................................    9
          Service of Legal Process .......................................    9

VIII Changes of Trustee...................................................   10
          Resignation ....................................................   10
          Removal of Trustee .............................................   10

ARTICLE                                                                    PAGE
-------                                                                    ----
          Duties of Resigned or Removed Trustee and of
               Successor Trustee .........................................   10

IX   Amendment and Termination ...........................................   10
          Amendment ......................................................   10
          Termination Upon Satisfaction of Plan Liabilities ..............   10
          Termination With Consent of Participants .......................   11


                                     -ii-